Exhibit 99.1

For More Information Contact:
John H. Howland
President & Chief Operating Officer
(203) 782-1100

Southern Connecticut Bancorp, Inc. Reports First Quarter Results

NEW HAVEN, Conn. (April 23, 2008) –  Southern Connecticut Bancorp, Inc. (AMEX:SSE) (the “Company”), the holding company for The Bank of Southern Connecticut, announced first quarter results.  For the three months ended March 31, 2008, the Company earned $336,390 or $0.11 per share versus $31,922 or $0.01 for the three months ended March 31, 2007.

At March 31, 2008, the Company’s Total Stockholders’ Equity was $20.3 million.  During the quarter ended March 31, 2008, the Company’s Tier 1 Capital Ratio, an important guideline used by the Federal Reserve in monitoring the capital level in banking companies, improved from 15.1% at December 31, 2007 to 16.7% at March 31, 2008.  The Company enjoys one of the highest Tier 1 Capital Ratios in the state of Connecticut, a level in excess of the federally mandated minimum level of 4% for capital adequacy purposes.

During the first quarter the Company named John H. Howland as its President & Chief Operating Officer.  Mr. Howland has assumed the responsibility of overseeing the daily operations of the Company and the Bank.  Mr. Howland has been associated with the Company since 2005, most recently serving as Executive Vice President and Chief Operating Officer.

“I look forward to the opportunities facing Southern Connecticut Bancorp, Inc. and The Bank of Southern Connecticut during these exciting times for banking companies,” said Mr. Howland.  “Our company is well positioned with a strong capital base and an exceptional, locally-based board and management leadership team to continue to develop The Bank of Southern Connecticut as a strong, successful commercial banking operation.”   Mr. Howland reported that the Bank has not and does not engage in “Subprime” residential mortgages, including those residential mortgages granted to borrowers that do not conform to traditional underwriting standards including debt service coverage, income verification and overall debt levels.

As of March 31, 2008, the Company had repurchased 21,600 shares of its common stock in the open market and in block trades at an average price of $7.12.  The Company will continue its stock repurchase program, which calls for the repurchase of up to 147,186 shares, in the second quarter.

About Southern Connecticut Bancorp, Inc.

Southern Connecticut Bancorp, Inc. is a commercial bank holding company dedicated to serving the banking needs of businesses located along the Connecticut shoreline from New Haven to Rhode Island.  Southern Connecticut Bancorp owns 100% of The Bank of Southern Connecticut, headquartered in New Haven Connecticut.  The Bank of Southern Connecticut is a provider of commercial banking services to a client base of small to midsized companies with annual sales typically ranging from $1,000,000 to $30,000,000.  The Bank’s services include a wide range of deposit, loan and other basic commercial banking products along with a variety of consumer banking products.  The Bank currently operates four branches, two in New Haven, Connecticut, one in Branford, Connecticut and one in North Haven, Connecticut.

Certain statements contained in this release and in other written materials and statements we may issue, including without limitation statements containing the word “believes”, “anticipates”, “intends”, “expects”, “estimates”, “could”, “would”, “will”, or words of similar import, constitute forward-looking statements within the meaning of the federal securities laws.
Such forward-looking statements involve risks, uncertainties and other factors that may cause our actual future results, performance or achievements to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include, among others, a limited operating history and volatility of earnings, our dependence on our executive management and Board of Directors, our business concentration in small to midsized businesses in the New Haven, Connecticut area, as well as changes in our business, competitive market and regulatory conditions and strategies. Additional information concerning factors that could impact forward-looking statements can be found in the company’s periodic public filings with the Securities and Exchange Commission and in the section captioned “Risk Factors” in our prospectus filed on June 17, 2004.  Given these uncertainties, readers are cautioned not to place any undue reliance on such forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements to reflect facts, assumptions, circumstances or events that occur after the date on which such forward-looking statements were made.

SOUTHERN CONNECTICUT BANCORP, INC.
Financial Highlights

	March 31	December 31	March 31
BALANCE SHEET DATA	2008	2007	2007
Loans Receivable (net of ALLL)	$77,512,306	$85,995,128	$78,090,922
Loans Held for Sale, Fair Value	429,431	354,606	171,882
Money Market / CD's	8,524,508	8,355,686	7,409,117
Investment Securities	5,101,649	5,265,679	7,105,940
Deposits:
Checking - Non Interest Bearing	23,184,229	27,798,388	26,297,567
Checking - Interest Bearing	196,238	1,286,356	1,247,581
NOW	4,928,655	4,506,137	5,760,571
Money Market	32,947,916	40,721,374	36,326,722
Savings	1,494,363	1,654,000	2,012,892
Time Deposits	27,354,847	31,456,137	31,447,635
Total Deposits	90,106,248	107,422,392	103,092,968

Repurchase Agreements	177,172	544,341	403,578

Total Assets	113,615,020	130,564,261	125,752,261

Total Shareholders' Equity	20,336,894	20,084,483	20,437,446

Tier 1 Leverage Capital Ratio	16.71%	15.08%	17.16%
ALLL / (ALLL+Net Loans+Loans Held for Sale)	1.60%	1.43%	1.39%
Note: ALLL = Allowance for Loan and Lease Losses

		Three Months	Three Months
		Ended	Ended
STATEMENT OF OPERATIONS DATA		March 31, 2008	March 31, 2007
Interest Income		$1,993,519	$2,114,513
Interest Expense		690,667	789,387

Net Interest Income		1,302,852	1,325,126
Provision for Loan Losses		9,760	99,793
Net Interest Income after Provision		1,293,092	1,225,333

Noninterest Income		983,109	240,844

Noninterest Expense		1,939,811	1,434,255

Net Income (Loss)		$336,390	$31,922

Net Interest Margin		4.64%	4.90%

PER SHARE DATA
Basic Income per Share		$0.11	$0.01
Diluted Income per Share		$0.11	$0.01

SOUTHERN CONNECTICUT BANCORP, INC.
Consolidated Balance Sheets
March 31, 2008 (unaudited) and December 31, 2007
	2008	2007
Assets
Cash and due from banks	$4,478,747	$3,891,258
Federal funds sold	12,700,000	21,100,000
Short-term investments	8,524,508	8,355,686
Cash and cash equivalents	25,703,255	33,346,944

Available for sale securities	5,101,649	5,265,679
Federal Home Loan Bank Stock	66,100	66,100
Loans receivable (net of allowance for loan losses of	77,512,306	85,995,128
$1,264,618 at 3/31/08 and $1,256,965 at 12/31/07)
Loans held for sale	429,431	354,606
Accrued interest receivable	434,647	533,690
Premises and equipment, net	2,860,225	3,577,720
Other assets	1,507,407	1,424,394
Total assets	$113,615,020	$130,564,261

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest bearing deposits	$23,184,229	$27,798,388
Interest bearing deposits	66,922,019	79,624,004
Total deposits	90,106,248	107,422,392

Repurchase agreements	177,172	544,341
Accrued expenses and other liabilities	1,809,889	1,327,002
Capital lease obligations	1,184,817	1,186,043
Total liabilities	93,278,126	110,479,778

Commitments and Contingencies	-	-

Stockholders’ Equity
Preferred stock, no par value; 500,000 shares authorized;
none issued
Common stock, par value $.01; 5,000,000, shares authorized;	29,481	29,697
Additional paid-in capital	24,138,646	24,263,531
Accumulated deficit	(3,832,661)	(4,169,051)
Accumulated other comprehensive gain (loss) – net unrealized
gain (loss) on available for sale securities	1,428	(39,694)
Total stockholders' equity	20,336,894	20,084,483

Total liabilities and stockholders' equity	$113,615,020	$130,564,261

SOUTHERN CONNECTICUT BANCORP, INC.
Consolidated Statement of Operations
For the Three Ended March 31, 2008 (unaudited) and 2007 (unauduted)
	Three Months Ended
	March
	2008	2007
Interest Income
Interest and fees on loans	$ 1,754,490	$ 1,732,175
Interest on securities	39,367	68,028
Interest on federal funds sold and short-term investments	199,662	314,310
Total interest income	1,993,519	2,114,513

Interest Expense
Interest on deposits	644,572	743,285
Interest on capital lease obligations	44,036	43,868
Interest on repurchase agreements	2,059	2,234
Total interest expense	690,667	789,387

Net interest income	1,302,852	1,325,126

Provision for Loan Losses	9,760	99,793
Net interest income after
provision for loan losses	1,293,092	1,225,333

Noninterest Income:
Service charges and fees	175,738	138,004
Gains from sale of branch	777,813	-
Other noninterest income	29,558	102,840
Total noninterest income	983,109	240,844

Noninterest Expense
Salaries and benefits	1,271,826	905,623
Occupancy and equipment	191,293	216,816
Professional services	110,944	85,358
Data processing and other outside services	106,124	103,911
Advertising and promotional expense	13,262	1,806
Forms, printing and supplies	17,124	18,511
FDIC Insurance	29,989	2,397
Other operating expenses	199,249	99,833
Total noninterest expenses	1,939,811	1,434,255

Net (loss) income	$ 336,390	$ 31,922

Basic Income per Share	$ 0.11	$ 0.01
Diluted Income per Share	$ 0.11	$ 0.01